Commitments and Contingencies	9 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12 - Commitments and Contingencies
Litigation
From time to time, the Company is party to litigation and other legal proceedings in the ordinary course of business. Because the results of any litigation or other legal proceedings are uncertain, the Company’s financial position, results of operations or cash flows could be materially affected by an unfavorable resolution of one or more of these proceedings, claims, or demands. However, management does not currently believe the ultimate resolution of any pending legal matters is reasonably possible to have a material adverse effect on the Company’s financial position, results of operations or cash flows. The Company accrues for loss contingencies when it is both probable that it will incur the loss and when the Company can reasonably estimate the amount of the loss or range of loss.
No material amounts related to litigation settlements were recognized in the three and nine months ended December 31, 2024 and the three months ended December 31, 2023. For the nine months ended December 31, 2023, a liability for litigation was reversed resulting in a reduction of selling, general and administrative expenses by $40.0 million due to a settlement agreement and no amount of cash was paid by the Company.
Arduino Guarantee
As of December 31, 2024 and March 31, 2024, the Company is guarantor for a $5.2 million and $5.4 million, respectively, credit facility available to Arduino and no claims have been made against the guaranty. The guaranty expires in February 2026.